SECUREPATH FOR LIFE PRODUCT

SUPPLEMENT DATED JUNE 8, 2022

To the

PROSPECTUS DATED MAY 1, 2022

Issued by

TRANSAMERICA LIFE INSURANCE COMPANY

SEPARATE ACCOUNT VA FF

AND

TRANSAMERICA FINANCIAL LIFE INSURANCE COMPANY

TFLIC POOLED ACCOUNT NO. 44

Effective on or about July 8, 2022, based on changes to the underlying portfolios, the following merger will occur:

EXISTING SUBACCOUNT	ACQUIRING SUBACCOUNT	EXISTING PORTFOLIO	ACQUIRING PORTFOLIO
SecurePath for Life 2015	SecurePath for Life Retirement Income	Vanguard Target Retirement 2015 Fund	Vanguard Target Retirement Income Fund

Investment Objective and Adviser of the Acquiring Portfolio:

The Vanguard Target Retirement Income Fund seeks to provide current income and some capital appreciation, and is advised by The Vanguard Group, Inc.

We have been informed that on or about July 8, 2022, the underlying portfolio referenced above under Existing Subaccount will merge into the Acquiring Subaccount. All references in the current Prospectus to the Variable Investment Option, SecurePath for Life 2015 will be replaced by SecurePath for Life Retirement Income. All references in the current Prospectus to the Underlying Fund, Vanguard Target Retirement 2015 Fund will be replaced by Vanguard Target Retirement Income Fund.

This Supplement updates certain information in the above referenced prospectuses (the ‘‘Prospectuses’’). Except as indicated in this Supplement, all other information included in the Prospectuses remains unchanged. We will send you another copy of the applicable Prospectuses or any supplement without charge upon request. Please contact our Administrative Office referenced in the Prospectuses.

This Supplement must be accompanied or preceded by the current Prospectus.

Please read this Supplement carefully and retain it for future reference.